SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        October 4, 2000
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                    THE FIRST REPUBLIC CORPORATION OF AMERICA
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              (Exact name of registrant as specified in its charter)

           Delaware                       0-1437             13-1938454
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(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization                               Identification No.)

302 Fifth Avenue, New York, NY                                    10001
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(Address of principal executive office                            (Zip Code)

Registrant's telephone number, including area code:        (212) 279-6100
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      Former name, former address and former fiscal year, if changed since last report:

Item 2. Acquisition or Disposition of Assets

On October 4, 2000, Registrant sold the office building owned by it at 250 West 39th Street, New York, New York to 250 West 39th Street, LLC, an unaffiliated third party, for $20,800,000. The property was owned by Registrant free and clear of mortgages. After deducting expenses and adjustments of approximately $750,000, Registrant received net proceeds of approximately $20,050,000. Registrant recognized a gain of approximately $18,600,000 in connection with the sale.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    THE FIRST REPUBLIC CORPORATION OF AMERICA
                                   Registrant


Dated: October 10, 2000                 /s/ Stephen L. Bernstein
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                                              Stephen L. Bernstein
                                              Vice President